UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):      November 2, 2004

LAFARGE NORTH AMERICA INC.

Incorporated in Maryland

12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600

I.R.S. Employer Identification No. 58-1290226

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”

     On November 2, 2004, Lafarge North America Inc. issued a News Release announcing its earnings for the Third-Quarter of 2004. A copy of the News Release is filed as Exhibit 99.1 hereto.

Item 9.01(c)	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	News Release issued by Lafarge North America Inc. on November 2, 2004 titled “Lafarge North America Reports Third-Quarter Operating Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.

By:	/s/ Larry J. Waisanen

Larry J. Waisanen
Executive Vice President and
Chief Financial Officer

Date: November 3, 2004

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